                                                                   EXHIBIT 10.29

================================================================================



                               OMNIBUS AGREEMENT


                                  BY AND AMONG


                             JAMES A. CARDWELL, SR.


                             JAMES A. CARDWELL, JR.


                                JAJCO II, INC.


                                  PETRO, INC.


                             MOBIL LONG HAUL INC.


                            PETRO HOLDINGS GP CORP.


                            PETRO HOLDINGS LP CORP.


                         PETRO STOPPING CENTERS, L.P.



                         DATED AS OF OCTOBER 18, 1996

================================================================================

                               TABLE OF CONTENTS
                               -----------------


                                                                           Page
                                                                           ----
1.   Definitions............................................................  3

2.   Transactions...........................................................  3
     2.1  General Partnership Interest Acquisition..........................  4
     2.2  Limited Partnership Interest Acquisitions.........................  4
     2.3  Holdings LP Contribution..........................................  4
     2.4  Mobil Contribution................................................  4
     2.5  Cardwell Group Interests..........................................  4
     2.6  New Ownership Structure...........................................  4
     2.7  Realco Contribution...............................................  5
     2.8  Cash Contributions................................................  5
     2.9  Kirschner.........................................................  5

3.   Deposits...............................................................  5
     3.1  Mobil Deliveries..................................................  5
          3.1.1   Escrow Agreement..........................................  6
          3.1.2   Cash or Letter of Credit..................................  6
     3.2  Chartwell Deliveries..............................................  6

4.   Agreements to be Executed at the Closing...............................  6
     4.1  Restated Partnership Agreement....................................  6
     4.2  Cardwell Group Documents..........................................  6
          4.2.3   Amended and Restated Indemnity and Hold
                   Harmless Agreements......................................  7
     4.3  Mobil Documents...................................................  7
          4.3.1   Franchise Agreement.......................................  7
          4.3.2   Marketing Services Agreement..............................  7
          4.3.3   Joint Project Memorandum of
                   Understanding............................................  7
          4.3.4   Personnel Services Agreement..............................  8
          4.3.5   Lubricant Supply Contracts................................  8
     4.4  Chartwell Documents...............................................  8
          4.4.1   Financial Advisory Agreement..............................  8
          4.4.2   Management Consulting Agreement...........................  8

5.   Closing Conditions Precedent...........................................  8
     5.1  Interest Purchase Agreement Closing...............................  8
     5.2  Operative Agreements..............................................  8
     5.3  New Partner Purchases.............................................  9
     5.4  Financings........................................................  9
          5.4.1   Note Consent..............................................  9
          5.4.2   Petro Bank Credit Agreement...............................  9
     5.5  Realco Transactions...............................................  9
     5.6  Opinions..........................................................  9
          5.6.1   Akin, Gump................................................  9
          5.6.2   Kemp, Smith............................................... 10
          5.6.3   Richards, Layton.......................................... 10
     5.7  Representations and Warranties.................................... 10
     5.8  Covenant Compliance............................................... 10

                                                                           Page
                                                                           ----

     5.9  Consents.......................................................... 11
     5.10 No Litigation..................................................... 11
          5.10.1  No Injunctions............................................ 11
          5.10.2  Government Action......................................... 12
          5.10.3  No Orders................................................. 12
     5.11 Conversion........................................................ 12

6.   Conduct Pending Closing................................................ 12
     6.1  Efforts to Satisfy................................................ 12
     6.2  Deliveries........................................................ 13
     6.3  Consents.......................................................... 13
     6.4  Conversion........................................................ 13

7.   Effectiveness and Termination.......................................... 13
     7.1  Effectiveness..................................................... 13
     7.2  Termination....................................................... 13
          7.2.1   Terminating Party......................................... 13
          7.2.2   Consent................................................... 14
          7.2.3   Interest Purchase Agreement............................... 14
          7.2.4   Default Grace Period...................................... 14
     7.3  Effects of Termination............................................ 14

8.   Representations and Warranties......................................... 15
     8.1  Organization...................................................... 15
     8.2  Power and Authority............................................... 16
     8.3  No Violations..................................................... 16
     8.4  No Conflict....................................................... 17
     8.5  Consents.......................................................... 17
     8.6  Litigation........................................................ 18
     8.7  By the Cardwell Group............................................. 18
          8.7.1  Ownership.................................................. 18
          8.7.2  The Company................................................ 18

9.   Indemnification........................................................ 19
     9.1  General........................................................... 19
          9.1.1  Standard................................................... 19
          9.1.2  Actual Damages............................................. 19
          9.1.3  Cardwell Cap............................................... 20
          9.1.4  Chartwell Cap.............................................. 20
          9.1.5  Mobil Cap.................................................. 20
          9.1.6  Kirschner Cap.............................................. 20
          9.1.7  Chartwell and Mobil........................................ 20
     9.2  No Recourse....................................................... 21
     9.3  Survival.......................................................... 21

10.  Miscellaneous.......................................................... 21
     10.1 Interpretation Not Affected by Headings........................... 21
     10.2 Governing Law..................................................... 22
     10.3 Severability...................................................... 22
     10.4 Further Assurances................................................ 22


                                     (ii)

                                                                           Page
                                                                           ----

     10.5  Amendment; Waiver................................................ 22
           10.5.1  Amendment................................................ 22
           10.5.2  Restriction.............................................. 23
     10.6  Assignment Restricted............................................ 23
     10.7  Specific Performance............................................. 24
     10.8  Notices.......................................................... 24
     10.9  Counterparts..................................................... 26
     10.10 No Third Party Beneficiaries..................................... 26
     10.11 Entire Agreement................................................. 26
     10.12 Expenses......................................................... 27
           10.12.1  At Closing.............................................. 27
           10.12.2  Failure to Close........................................ 27
           10.12.3  The Company............................................. 27


                                    EXHIBITS
                                    --------

Exhibit A-1 -       Fremont Partners and The Cardwell Group Ownership Interests
                    and Amounts
Exhibit A-2 -       New Partners Ownership Interests and Amounts
Exhibit B   -       Restated Partnership Agreement
Exhibit C   -       Interest Purchase Agreement
Exhibit D   -       Escrow Agreement
Exhibit E   -       James A. Cardwell, Sr. Employment Agreement
Exhibit F   -       James A. Cardwell, Jr. Employment Agreement
Exhibit G   -       Mobil PMPA Distributor Motor Fuels Franchise Agreement
Exhibit H   -       Mobil Marketing Services Agreement
Exhibit I   -       Mobil Memorandum of Understanding Joint Project Development
Exhibit J   -       Mobil Secondment Agreement
Exhibit K   -       Mobil Master Supply Contract for Resale of Oils and Greases
Exhibit L   -       Chartwell Financial Advisory Agreement
Exhibit M   -       Chartwell Management Consulting Agreement
Exhibit N   -       Consent Solicitation
Exhibit O   -       First National Bank of Boston Amended and Restated Credit
                    Facility Commitment Letter and Term Sheet
Exhibit P-1 -       Form of Opinion of Akin, Gump, Strauss,
Exhibit P-2         Hauer & Feld, L.L.P.
Exhibit Q   -       Form of Opinion of Kemp, Smith, Duncan & Hammond
Exhibit R   -       Form of Opinion of Richards, Layton & Finger

                                   SCHEDULES
                                   ---------
Schedule 5.9    -  Consents
Schedule 8.4    -  Items of Conflict
Schedule 8.5    -  Consents
Schedule 8.7.1  -  Ownership Interests


                                     (iii)

                               OMNIBUS AGREEMENT
                               -----------------


     THIS OMNIBUS AGREEMENT ("Omnibus Agreement"), is dated as of October 18,
                              -----------------
1996, by and among James A. Cardwell, Sr. ("Cardwell, Sr."), James A. Cardwell,
                                            -------------
Jr. ("Cardwell, Jr."), JAJCO II, Inc., a Delaware corporation ("JAJCO"), Petro,
      -------------                                             -----
Inc., a Texas corporation ("Petro" and together with Cardwell, Sr., Cardwell,
                            -----
Jr., and JAJCO, collectively, the "Cardwell Group"), Mobil Long Haul, Inc., a
                                   --------------
Delaware corporation ("Mobil"), Petro Holdings GP Corp., a Delaware corporation
                       -----
("Holdings GP"), Petro Holdings LP Corp., a Delaware corporation ("Holdings LP",
  -----------                                                      -----------
and together with Holdings GP, "Chartwell") and Petro Stopping Centers, L.P., a
                                ---------
Delaware limited partnership (the "Company").
                                   -------

                                  WITNESSETH:
                                  ----------

     WHEREAS, the Company is currently owned by Sequoia Ventures, Inc., a Delaware corporation ("SVI"), Roadside, Inc., a Delaware corporation
                       ---
("Roadside", and together with SVI, collectively the "Fremont Partners") and the
  --------                                            ----------------
Cardwell Group, in the respective ownership interests and amounts reflected on

Exhibit A-1 hereto; and
-----------

     WHEREAS, the parties hereto desire to take all actions necessary or desirable to change the ownership structure of the Company so that, upon completion of the transactions (the "Transactions") contemplated hereby and in
                                     ------------
the Operative Agreements (as defined below), the Company will be owned by Chartwell, the Cardwell Group and Mobil (collectively, the "New Partners") in
                                                            ------------
the respective ownership interests and amounts reflected on Exhibit A-2 hereto
                                                            -----------
and as more fully described in an amended and restated
partnership agreement of the Company to be executed at the Closing (as hereafter defined) by the New Partners, in the form attached hereto as Exhibit B (the
                                                             ---------
"Restated Partnership Agreement"); and
-------------------------------

     WHEREAS, the Company, the Fremont Partners, Chartwell and Mobil have, simultaneously with the execution of this Omnibus Agreement executed and delivered an Interest Purchase Agreement (the "Interest Purchase Agreement"), a
                                               ---------------------------
copy of which is attached hereto as Exhibit C, pursuant to which Roadside and
                                    ---------
SVI have agreed to sell their interests in the Company at the Closing (as defined therein) to Chartwell and Mobil, in exchange for approximately $28,500,000 in cash, subject to adjustments pursuant to the terms of the Interest Purchase Agreement, to be paid at the Closing (the "Purchase Price");
                                                             --------------
and

     WHEREAS, Chartwell and Mobil desire to make capital contributions to the Company and Realco (as defined below) at the Closing for the purpose of acquiring additional partnership interests in the Company and interests in Realco; and

     WHEREAS, the New Partners wish to establish various contractual arrangements and relationships among themselves and between each of them and the Company relating to the Transactions and the operation of the Company after the Closing;

     NOW, THEREFORE, in consideration of the premises, mutual covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1.   Definitions. All capitalized terms used herein and not defined herein
          -----------
shall have the meanings ascribed to them in the Restated Partnership
Agreement.

          Term                                Defined in Section
          ----                                ------------------
     Affiliates                                     5.10.2
     Cardwell Group                                 Preamble
     Cardwell, Jr.                                  Preamble
     Cardwell, Sr.                                  Preamble
     Chartwell                                      Preamble
     Closing                                        2
     Company                                        Preamble
     Company Material Adverse Effect                5.7
     Conversion                                     2.5
     Escrow Agent                                   3.1.2
     Escrow Agreement                               3.1.1
     Expenses                                       10.12.1
     Financing Arrangements                         5.4
     Fremont Partners                               Recitals
     General Partnership Interest                   2.1
     Holdings GP                                    Preamble
     Holdings LP                                    Preamble
     Indemnitees                                    9.1
     Indemnitor                                     9.1
     Interest Purchase Agreement                    Recitals
     JAJCO                                          Preamble
     Letter of Credit                               3.1.2
     Liens                                          8.7.1
     Limited Partnership Interest                   2.2
     Mobil                                          Preamble
     New Partner Material Adverse Effect            5.7
     New Partners                                   Recitals
     Notes                                          5.4.1
     Omnibus Agreement                              Preamble
     Operative Agreements                           5.2
     Petro                                          Preamble
     Purchase Price                                 Recitals
     Realco                                         5.5
     Restated Partnership Agreement                 Recitals
     Roadside                                       Recitals
     SVI                                            Recitals
     Terminating Party                              7.2.1
     Transactions                                   Recitals

     2.   Transactions.  Upon the terms and subject to the conditions set forth
          ------------
in the Interest Purchase Agreement and the Restated Partnership Agreement, the following transactions shall close simultaneously with the Closing under the Interest Purchase Agreement (the "Closing"):


          2.1   General Partnership Interest Acquisition. Holdings GP shall
                ----------------------------------------
purchase, acquire and accept from Roadside, the 1% Roadside General Partnership Interest (as defined in the Interest Purchase Agreement).

          2.2   Limited Partnership Interest Acquisitions. Holdings LP and Mobil
                -----------------------------------------
shall purchase, acquire and accept from SVI the aggregate Limited Partnership Interests owned by the Fremont Partners (as defined in the Interest Purchase Agreement).

          2.3   Holdings LP Contribution. In consideration of a capital
                ------------------------
contribution to the Company, Holdings LP shall purchase, acquire and accept from the Company the balance of its Limited Partnership Interests.

          2.4   Mobil Contribution. In consideration of a capital contribution
                ------------------
to the Company, Mobil shall purchase, acquire and accept from the Company the balance of its Limited Partnership Interests.

          2.5   Cardwell Group Interests. The Cardwell Group shall retain
                ------------------------
partnership interests in the Partnership, as set forth on Exhibit A-2 hereto,
                                                          -----------
which shall include the conversion prior to the Closing of all but 1.2139% of Petro's General Partnership Interests in the Partnership into Limited Partnership Interests (the "Conversion").
                            ----------

          2.6   New Ownership Structure. At the Closing, after completion of the
                -----------------------
transactions contemplated herein and in the

Interest Purchase Agreement, the ownership of the Company shall be as set forth on Exhibit A-2 hereto.
   -----------

          2.7   Realco Contribution. At the Closing, the Chartwell Partners and
                -------------------
Mobil shall contribute $2,620,733 and $379,267, respectively, to Realco, and shall contribute $2,620,733 and $379,267 less, respectively, to the Company.


          2.8   Cash Contributions. To accomplish the foregoing, the following
                ------------------
parties hereby agree to provide the following cash funds at the Closing to be paid to the Fremont Partners, the Company or Realco (subject to adjustments in the Purchase Price), as applicable:


             Person                                   Cash Commitment
          -----------                                 ---------------
          Holdings GP                                 $    400,000
          Holdings LP                                   20,330,000
          Long Haul                                     15,000,000

          2.9   Kirschner.  The New Partners agree that Michael Kirschner shall
                ---------
have the opportunity to acquire on the terms hereof, for $1,000,000 in cash, the limited partnership interests described on Exhibit A-2 hereto and in the
                                           -----------
Restated Partnership Agreement. In order to exercise such opportunity, Kirschner must execute and deliver to the parties hereto a copy of this Agreement on or before November 1, 1996, wherein Kirschner shall become a "New Partner" for purposes of this Agreement.

     3.   Deposits.
          --------

          3.1    Mobil Deliveries.  Concurrently with the execution hereof and
                 ----------------
of the Interest Purchase Agreement, Mobil shall:

                 3.1.1  Escrow Agreement. Execute and deliver the escrow
                        ----------------
agreement in substantially the form of Exhibit D hereto (the "Escrow
                                       ---------              ------
Agreement"); and
---------
                 3.1.2  Cash or Letter of Credit.  Deliver to Fremont Partners a
                        ------------------------
letter of credit in the amount of $500,000 naming the Escrow Agent (as defined in the Escrow Agreement) as account beneficiary in substantially the form of Exhibit A to the Escrow Agreement (the "Letter of Credit") or deposit with the
                                        ----------------   --
Escrow Agent the amount of $500,000 cash, which deposit shall be governed by the terms of the Escrow Agreement; and

          3.2    Chartwell Deliveries.  Concurrently with the execution hereof
                 --------------------
and of the Interest Purchase Agreement, Chartwell shall:

                 3.2.1  Escrow Agreement.  Execute and deliver the Escrow
                        ----------------
Agreement; and

                 3.2.2  Cash Deposit.  Deposit with the Escrow Agent the amount
                        ------------
of $500,000 in cash, which deposit shall be governed by the terms of the Escrow Agreement.

     4.   Agreements to be Executed at the Closing.
          ----------------------------------------

          4.1    Restated Partnership Agreement.  At the Closing, the New
                 ------------------------------
Partners shall execute and deliver the Restated Partnership Agreement.

          4.2    Cardwell Group Documents.
                 ------------------------

                 4.2.1  Employment Agreements.  At the Closing, the Company,
                        ---------------------
Cardwell, Sr. and Cardwell, Jr., shall each execute and
deliver the employment agreements, each in substantially the forms of Exhibits E
                                                                      ----------
and F hereto; and
    -

                 4.2.2  Extensions.  At the Closing, the Company, and the
                        ----------
affiliates of the Cardwell Group who are parties thereto (the "Cardwell Parties"), shall extend for five years and reflect the existence of the Restated Partnership Agreement, in three of the Cardwell Parties agreements (C&R Distributing Inc., El Paso Vending and Amusement Company and Motor Media Inc.).

                 4.2.3  Amended and Restated Indemnity and Hold Harmless
                        ------------------------------------------------
Agreements.  At the Closing, the Cardwell Group shall amend and restate, if
----------
necessary, the various Amended and Restated Indemnity and Hold Harmless Agreements provided for the benefit of the Partnership in whatever manner necessary to prevent, if possible, any of the Cardwell Group from incurring any taxable gain upon closing of the various transactions described herein.

          4.3    Mobil Documents.  At the Closing, the Company and Mobil Oil
                 ---------------
Corporation shall execute and deliver:

                 4.3.1  Franchise Agreement.  A PMPA Distributor Motor Fuels
                        -------------------
Franchise Agreement in substantially the form of Exhibit H hereto;
                                                 ---------
                 4.3.2  Marketing Services Agreement.  A Management Marketing
                        ----------------------------
Services Agreement in substantially the form of Exhibit I hereto;
                                                ---------
                 4.3.3  Joint Project Memorandum of Understanding.  A Memorandum
                        -----------------------------------------
of Understanding Joint Project Development in substantially the form of Exhibit
                                                                        -------
J hereto;
-

                 4.3.4  Personnel Services Agreement.  A Secondment Agreement in
                        ----------------------------
substantially the form of Exhibit K hereto; and
                          ---------

                 4.3.5  Lubricant Supply Contracts.  A Master Supply Contract
                        --------------------------
for Resale of Oils and Greases in substantially the form of Exhibit L hereto.
                                                            ---------
          4.4    Chartwell Documents.  At the Closing, the Company and
                 -------------------
affiliates of Chartwell shall execute and deliver:

                 4.4.1  Financial Advisory Agreement.  A Financial Advisory
                        ----------------------------
Agreement in substantially the form of Exhibit M hereto; and
                                       ---------
                 4.4.2  Management Consulting Agreement.  A Management
                        -------------------------------
Consulting Agreement in substantially the form of Exhibit N hereto.
                                                  ---------

     5.   Closing Conditions Precedent.  The obligations of each of the New
          ----------------------------
Partners to close the Transactions are subject to the satisfaction (unless such condition is waived by each New Partner to the extent such New Partner is a party thereto or would be materially adversely affected by the non-fulfillment thereof) of the following conditions:

          5.1    Interest Purchase Agreement Closing.  The transactions
                 -----------------------------------
contemplated under the Interest Purchase Agreement shall have closed;

          5.2    Operative Agreements.  All other agreements required by Section
                 --------------------
4 (together with the Interest Purchase Agreement and the Escrow Agreement, collectively, the "Operative
                   ---------

Agreements") shall have been duly executed and delivered by all necessary
----------
parties;

          5.3    New Partner Purchases.  All transactions required by Section 2
                 ---------------------
hereof have been completed;

          5.4    Financings.  The following financing arrangements (the
                 ----------
"Financing Arrangements") shall have closed:
-----------------------

                 5.4.1  Note Consent.  The Consent Solicitation relating to the
                        ------------
Company's 12.5% Notes (the "Notes") on substantially the terms attached hereto
                            -----
as Exhibit O;
   ---------

                 5.4.2  Petro Bank Credit Agreement.  The debt financing
                        ---------------------------
contemplated in the Commitment Letter and attached term sheet attached hereto as Exhibit P hereto, shall be available to the Company substantially on the terms
---------
indicated therein; and

          5.5    Realco Transactions.  Prior to the Closing, a separate Delaware
                 -------------------
limited partnership or limited liability company ("Realco") shall have been
                                                   ------
formed, to be owned immediately following the Closing proportionately by the New Partners in the same proportion as their common ownership of the general partnership interests and limited partnership interests of the Company; the initial capitalization of which shall be $1,000.

          5.6    Opinions.  Favorable opinions of the following law firms,
                 --------
reasonably acceptable to the addressees thereof and their counsel, shall have been delivered to the New Partners:

                 5.6.1  Akin, Gump.  Akin, Gump, Strauss, Hauer & Feld, L.L.P.,
                        ----------
counsel to Chartwell and Mobil substantially in the form of Exhibit P-1 and P-2
                                                            -------------------
hereto;

                 5.6.2  Kemp, Smith. Kemp, Smith, Duncan & Hammond, counsel to
                        -----------
the Cardwell Group substantially in the form of Exhibit Q hereto; and
                                                ---------

                 5.6.3  Richards, Layton.  Richards, Layton & Finger,
                        ----------------
substantially in the form of Exhibit R hereto.
                             ---------

          5.7    Representations and Warranties.  All of the representations and
                 ------------------------------
warranties contained in this Omnibus Agreement shall be true and correct in all respects (without reference to any materiality qualifications contained therein) as of the date made and as of the Closing Date as if made on and as of the Closing Date (except to the extent that any representation or warranty is made expressly as of a specific date, in which case such representation or warranty shall be true and correct as of such specified date), unless the failure of such representations of warranties to be true and correct as of any of such dates would not, in the aggregate, reasonably be expected to have a Company Material Adverse Effect (as defined in the Interest Purchase Agreement) or a or a material adverse effect on the ability of any party hereto to consummate the transactions contemplated hereby or, following the Closing, on the business, results of operations or financial condition of such party (a "New Partner
                                                               -----------
Material Adverse Effect").
-----------------------

          5.8    Covenant Compliance.  Each party shall have performed and
                 -------------------
complied with, in all respects (without reference to any materiality qualifications contained therein), all of the covenants, conditions and agreements required by this Agreement to be performed or complied with by it prior to or at the Closing, unless the failure so to perform or comply would not, in the aggregate, reasonably be expected to have a Company Material Adverse Effect or a New Partner Material Adverse Effect; and the parties shall have received at the time of the Closing certificates from each of the other parties reasonably satisfactory in form certifying as to the satisfaction by each party of all of the conditions set forth in Section 5.7 and this Section 5.8.

          5.9    Consents.  All material consents, permits, approvals and
                 --------
requirements of Governmental Authorities (as defined in the Interest Purchase Agreement) and third parties (including any appraisals or fairness opinions which may be required under the Indenture relating to the Notes) necessary for consummation of the transactions contemplated in this Agreement, all of which are listed on Schedule 5.9 hereto, shall have been obtained.
              ------------

          5.10   No Litigation.
                 -------------

                 5.10.1 No Injunctions.  No action, suit, claim or
                        --------------
administrative proceeding shall be pending seeking to restrain, enjoin or prohibit or declare illegal, or seeking damages in connection with, any part of the Omnibus Agreement or the transactions contemplated hereby, which would reasonably be expected to result in a preliminary or permanent injunction against consummating the transactions contemplated hereby or, if the transactions contemplated hereby were consummated, an order to nullify or render ineffective this Agreement or such transactions, or the recovery against any party hereto of substantial damages or otherwise have a Company Material Adverse Effect or a New Partner Material Adverse Effect.

                 5.10.2 Government Action.  None of the parties to this
                        -----------------
Agreement or their Affiliates (as defined in the Restated Partnership Agreement) shall have received written notice from any Governmental Authority (as defined in the Interest Purchase Agreement) of: (A) its intention to institute any action or proceeding to restrain or enjoin or nullify or render ineffective this Agreement or the transactions contemplated hereby if consummated, or commence any investigation into the consummation of this Agreement and the transactions contemplated hereby; or (B) the actual commencement of such an investigation, which in the case of either clause (A) or clause (B) would reasonably be expected to have a Company Material Adverse Effect or a New Partner Material Adverse Effect.

                 5.10.3 No Orders.  No order, decree or judgment of any
                        ---------
Governmental Authority shall be subsisting against any of the parties which would render it unlawful or materially restrain or limit the ability of such party as of the Closing Date, to effect the transactions contemplated hereunder in accordance with the terms hereof.

          5.11   Conversion.  The Conversion shall have been completed.
                 ----------

     6.   Conduct Pending Closing.
          -----------------------

          6.1    Efforts to Satisfy.  Each party hereto shall use all
                 ------------------
commercially reasonable efforts to satisfy the conditions to

Closing set forth in this Omnibus Agreement and otherwise to consummate the Transactions.

          6.2    Deliveries.  Consistent with the terms and conditions hereof,
                 ----------
each party hereto shall execute and deliver such instruments, certificates and other documents, and take such other action as each other party may reasonably require in order to carry out this Omnibus Agreement and the Transactions, including but not limited to authorizing the Company at the Closing to execute, deliver and perform its Obligations under the Operative Agreements.

          6.3    Consents.  Each of the New Partners shall cause the Company
                 --------
effective at the Closing, to obtain all necessary approvals, and to take all other actions necessary to authorize the execution and performance of the Operative Agreements.

          6.4    Conversion.  Prior to the Closing, Petro shall convert all but
                 ----------
1.2139% of its General Partnership Interest to a Limited Partnership Interest, and the Company shall consent thereto.

     7.   Effectiveness and Termination.
          -----------------------------

          7.1    Effectiveness.  This Omnibus Agreement shall become effective
                 -------------
as of the date hereof.

          7.2    Termination.  The Omnibus Agreement shall terminate:
                 -----------

                 7.2.1  Terminating Party.  By any party hereto (the
                        -----------------
"Terminating Party") if (x) any other party is in material breach of this
------------------
Omnibus Agreement which would give rise to a claim for damages under Section 7.3 hereof and (y) such Terminating Party is not then in material breach of this Omnibus Agreement;

                 7.2.2  Consent.  By mutual written consent of all parties
                        -------
hereto including the Company; or

                 7.2.3  Interest Purchase Agreement.  Automatically upon
                        ---------------------------
termination of the Interest Purchase Agreement in accordance with its terms.

                 7.2.4  Default Grace Period.  Notwithstanding any other
                        --------------------
provision of this Agreement, if a default by any party hereto can be cured or a condition satisfied within fifteen (15) business days after the time initially fixed for Closing as set forth herein, then the Closing Date shall be extended for the period (not to exceed fifteen (15) business days and in no event beyond February 1, 1997) required for such party to make such cure or satisfaction; provided that such extension of time does not, and would not reasonably be
--------
expected to, have a New Partner Material Adverse Effect (on any party desiring to terminate the Agreement) on the New Partners or a Company Material Adverse Effect. If such cure or satisfaction cannot be, or is not, completed within fifteen (15) business days after such initial time, then the rights of the parties shall be governed by the applicable provisions of this Agreement.

          7.3    Effects of Termination.  If this Omnibus Agreement is
                 ----------------------
terminated and the Transactions contemplated hereby are not consummated, this Omnibus Agreement shall become null and void and of no further force and effect, except for any liability incurred by a party hereto as a result of any breach of a representation, warranty, covenant or agreement contained in this Omnibus Agreement causing or permitting termination subject to the limitations set forth in Section 9 hereof; provided,
                                                                      --------
however, that no party shall have any liability for any such breach unless such
-------
breach, together with all other breaches of such party shall, in the aggregate, constitute a Company Material Adverse Effect or a New Partner Material Adverse Effect; provided, further, that for purposes of determining whether or not such
        --------  -------
breach or breaches, in the aggregate, constitute a Company Material Adverse Effect or a New Partner Material Adverse Effect, any materiality qualification of any individual representation, warranty, covenant or agreement contained in this Agreement shall be disregarded.

     8.   Representations and Warranties.  In order to induce the parties to
          ------------------------------
enter into this Omnibus Agreement and the Operative Agreements and to consummate the transactions contemplated herein, each party hereto knowing that the other parties are relying thereon, hereby represents and warrants as follows:

          8.1    Organization.  Such party: (i) if an entity, is a corporation
                 ------------
duly organized, validly existing and in good standing under the laws of the applicable jurisdiction of organization; (ii) has full power and authority to carry on its business as now conducted and as proposed to be conducted under the Operative Agreements and to own, use and lease its assets; and (iii) is duly qualified to do business in each jurisdiction in which the nature of its business or the ownership, leasing or holding of its properties or assets requires such qualification.

          8.2    Power and Authority.  Such party has full power and authority
                 -------------------
to enter into and to perform its obligations under this Omnibus Agreement and the Operative Agreements to which it is a party in accordance with their respective terms. Such party's execution, delivery and performance of this Omnibus Agreement, the Operative Agreements and the transactions contemplated thereby have been duly and wholly authorized by all requisite action, and have been (or, to the extent to be executed in the future, will be) duly executed and delivered by such party and constitute or will constitute valid and binding obligations of such party, and enforceable against such party in accordance with their terms except as such enforceability is limited by bankruptcy, insolvency, moratorium or other similar laws of general application relating to or affecting the enforcement of creditors' rights generally and the exercise of judicial discretion in accordance with general equitable principles.

          8.3    No Violations.  There are no violations by such party of any
                 -------------
law, statutes, ordinances, rules, regulations, orders or requirements of any governmental agency or body having jurisdiction over such party, the compliance or non-compliance with which could reasonably be expected to have a material adverse effect on the Company or on the ability of such party to consummate the Transactions.

          8.4  No Conflict.  Except as set forth on Schedule 8.4, the execution,
               -----------                          ------------
delivery and performance of this Omnibus Agreement and the other documents to be executed in connection herewith, the consummation of the transactions contemplated hereby and thereby and the compliance with the provisions hereof and thereof by any party hereto do not and will not, after the giving of notice, or the lapse of time, or otherwise: (i) conflict with or violate any provisions of the Articles of Incorporation or bylaws of such party; (ii) result in the breach of any of the terms of, constitute a default under, conflict with, result in, or constitute grounds for, the termination or alteration of, or result in the acceleration of the performance required by the terms of, any agreement, license, permit or other instrument to which any party hereto is a party or by which such party or any of its property is bound or affected, or result in the creation of any encumbrance upon any of their assets; (iii) violate, result in the breach of, or conflict with, any laws, regulations, orders, writs, ordinances, injunctions, decrees, rules, or judgments applicable to such party or any of its assets.

          8.5    Consents.  Except as set forth on Schedule 8.5, no consent,
                 --------                          ------------
waiver or approval of, or the filing of any notice or report with, any third party or Governmental Authority is required in connection with the execution, delivery and performance by such party of this Omnibus Agreement, the Operative Agreements or any other document contemplated hereby, or the consummation of the transactions contemplated hereby (with or without the giving of notice or lapse of time).

          8.6    Litigation.  As of the date hereof, there is no civil, criminal
                 ----------
or administrative action, suit, demand, claim, litigation, action, proceeding or investigation of any nature pending or, to the best of such party's knowledge, threatened against or affecting such party that would adversely affect its ability to consummate the transactions contemplated in this Omnibus Agreement or the Operative Agreements.

          8.7    By the Cardwell Group.  Each party in the Cardwell Group hereby
                 ---------------------
jointly and severally represents and warrants to the other New Partners that:

                 8.7.1  Ownership.  Except as set forth in the Second Amended
                        ---------
and Restated Partnership Agreement dated as of December 31, 1994 and, except as disclosed on Schedule 8.7.1 hereto, the Cardwell Group owns beneficially and of
             --------------
record the respective ownership interests and amounts reflected on Exhibit A-1
                                                                   -----------
hereto, free and clear of all claims, charges, liens, security interests, pledges, restrictions or other encumbrances of any nature whatsoever (collectively, the "Liens"); and
                    -----

                 8.7.2  The Company.  Subject to the authorization of the
                        -----------
Operative Agreements by the Company at the Closing, all representations and warranties of the Company in Article III of the Interest Purchase Agreement are true and correct as stated therein; provided that, for purposes of this Section
                                    -------- ----
8.7.2, the phrases "the transactions contemplated hereby", "the transactions provided for hereby" or "the obligations hereunder" contained in such Article III of the Interest Purchase Agreement shall mean all transactions and obligations contemplated in and under the Interest Purchase Agreement, this Omnibus Agreement and the other Operative Agreements; and provided, further, that the
                                                  --------  -------
transfer of assets by the Company to Realco requires certain permits and approvals of Governmental Authorities.

     9.   Indemnification.
          ---------------

          9.1    General.  Each party hereto and their respective successors and
                 -------
permitted assigns (an "Indemnitor"), shall indemnify, defend and hold each other
                       ----------
party, its directors, officers, shareholders, partners, agents and employees, and the Company (the "Indemnitees"), harmless from and against all suits,
                      -----------
claims, liabilities, damages, losses and costs (including but not limited to Expenses) of every kind and character (including reasonable attorneys' fees and accountants' fees and disbursements and costs of investigation) resulting from or relating to or arising out of the inaccuracy, nonfulfillment, nonperformance, or breach of any representation, warranty, covenant, or agreement made by such Indemnitor herein; provided that:
                   -------- ----

                 9.1.1  Standard.  For purposes of this Section 9, each
                        --------
Indemnitor hereto shall be liable only for actual damages caused, and shall not be liable for any consequential damages or lost profits;

                 9.1.2  Actual Damages.  No Indemnitor shall have any liability,
                        --------------
obligation or responsibility to any other party hereto or their respective affiliates under this Section 9 or otherwise in connection with this Agreement or the Interest Purchase Agreement except for the willful breach of this Agreement by any Indemnitor which prevents the occurrence of the consummation of this Agreement;

                 9.1.3  Cardwell Cap.  For purposes of this Section 9, each
                        ------------
Indemnitor in the Cardwell Group shall be jointly and severally liable, and the maximum total liability for all Indemnitors in the Cardwell Group under this
Section 9 to Mobil and Chartwell shall not exceed $1,000,000;

                 9.1.4  Chartwell Cap.  For purposes of this Section 9, Holdings
                        -------------
GP and Holdings LP shall be jointly and severally liable, and the maximum total liability for Chartwell under this Section 9 shall not exceed $500,000 (less any amounts paid by such party to the Escrow Agent and not repaid to such party by the Escrow Agent); and

                 9.1.5  Mobil Cap.  The maximum total liability for Mobil under
                        ---------
this Section 9 shall not exceed $500,000 (less any amounts paid by such party to the Escrow Agent and not repaid to such party by the Escrow Agent).

                 9.1.6  Kirschner Cap.  The maximum total liability of
                        -------------
Kirschner, if he elects to participate, under this Section 9 shall not exceed $50,000.

                 9.1.7  Chartwell and Mobil.  Chartwell and Mobil shall be
                        -------------------
jointly and severally liable to the Company for actual damages arising out of any breach by either of them of any representations, warranties or covenants under this Agreement which results in the transactions contemplated herein not Closing, and the Company shall have recourse only to the Escrow Fund with respect thereto.

          9.2    No Recourse.  Notwithstanding Section 9.1, no employee,
                 -----------
officer, director, shareholder or partner of a party hereto or of any affiliate thereof shall have any liability under this Omnibus Agreement or under any Operative Agreement unless such employee, officer, director, shareholder or partner is a party hereto or thereto.

          9.3    Survival.  The representations, warranties and covenants set
                 --------
forth in this Agreement shall survive the Closing (other than those in Section
8.7.2 which shall not survive the Closing).

     10.  Miscellaneous.
          -------------

          10.1   Interpretation Not Affected by Headings.  The division of
                 ---------------------------------------
this Omnibus Agreement into sections, articles, paragraphs and other portions and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Omnibus Agreement. The terms "this Omnibus Agreement", "hereof", "herein", "hereunder" and similar expressions refer to this Omnibus Agreement and not to any particular Section, article, paragraph or other portion hereof and include any agreement or instrument supplementary or ancillary hereto.

          10.2   Governing Law.  This Omnibus Agreement shall be governed and
                 -------------
interpreted in accordance with the laws of the state of Delaware (regardless of the laws that might be applicable under principles of conflicts of law) as to all matters, including but not limited to matters of validity, construction, effect and performance.

          10.3   Severability.  If any one or more of the provisions contained
                 ------------
in this Omnibus Agreement or any document executed in connection herewith shall be invalid, illegal or unenforceable in any respect under any applicable law, the validity, legality and enforceability of the remaining provisions contained herein or therein shall not in any way be affected or impaired. In the case of any such invalidity, illegality or unenforceability, the parties hereto agree to use their best efforts to achieve the purpose of such provision by a new legally valid and enforceable stipulation.

          10.4   Further Assurances.  Each party hereto shall do all such acts
                 ------------------
and execute and deliver all such documents or instruments as may reasonably be requested by any other party hereto or their respective counsel as may be necessary or desirable to complete the transactions contemplated by this Omnibus Agreement and the Operative Agreements and to carry out the provisions hereof and thereof,.

          10.5   Amendment; Waiver.
                 -----------------

                 10.5.1 Amendment.  This Omnibus Agreement may be amended,
                        ---------
modified or superseded, and any of the terms, covenants or conditions hereof may be waived, at any time by a written instrument executed by the parties hereto (other than the Company) or, in the case of a waiver, by the party waiving compliance. The failure at any time of any party hereto to require performance by another party of any responsibility or obligation provided for in this Omnibus Agreement shall in no way affect the full right to require such performance at any time thereafter, nor shall the waiver by any party of a breach of any provision of this Omnibus Agreement by another party constitute a waiver of the responsibility or obligation itself.

                 10.5.2 Restriction.  Except with the prior written consent of
                        -----------
the Company, the parties hereto shall not amend, waive or otherwise modify this Agreement in any manner that would be reasonably likely to have the effect of
(i) increasing any cost or liability on the part of the Fremont Partners in connection with the consummation of the transactions provided for hereby or thereby or (ii) decreasing the likelihood of the Closing occurring under this Agreement or of the closing occurring under the Interest Purchase Agreement.

          10.6   Assignment Restricted.  This Omnibus Agreement shall be binding
                 ---------------------
upon and inure to the benefit of the parties and their respective successors and permitted assigns. No party hereto may assign this Omnibus Agreement, or its rights or obligations hereunder, to any other person without the prior written consent of each of the other parties hereto, other than to a wholly owned

Affiliate and where the assignor continues to remain fully liable for all its obligations hereunder.

          10.7   Specific Performance.  Each of the parties hereto agrees that
                 --------------------
the other parties hereto shall be entitled, in addition to any other remedies or damages available to any of them in the event of any breach of this Omnibus Agreement to specific performance of the obligations of the other parties under this Omnibus Agreement.

          10.8   Notices.  Any and all notices or other communications required
                 -------
or permitted by this Omnibus Agreement or by law to be served on or given to any party hereto by another party to this Omnibus Agreement shall be in writing and shall be deemed duly served when personally delivered to the party to whom they are directed, or in lieu of such personal service when deposited in the United States mail, first-class postage prepaid, or by confirmed telecopy, or by recognized overnight delivery service, addressed as follows:

     If to any member of
     the Cardwell Group:  James A. Cardwell, Sr.
                          James A. Cardwell, Jr.
                          Petro Stopping Centers, L.P.
                          6080 Surety Drive
                          El Paso, Texas 79905
                          Facsimile:  (915) 774-7373
                          Telephone:  (915) 774-7307;

     With copy to:        Kemp, Smith, Duncan & Hammond
                          2000 Norwest Plaza
                          20th Floor
                          El Paso, Texas 79901
                          Attention:  Darrell R. Windham
                          Facsimile:  (915) 546-5360
                          Telephone:  (915) 533-4424

     If to the Company:   Petro Stopping Centers, L.P.
                          6080 Surety Drive
                          El Paso, Texas 79905
                          Attention:  James A. Cardwell, Sr.
                          Facsimile:  (915) 774-7307
                          Telephone:  (915) 774-7307

     With copies to:      Skadden, Arps, Slate, Meagher
                            & Flom
                          Four Embarcadero Center
                          San Francisco, California 94111
                          Attention:  Kenton J. King
                          Facsimile:  (415) 984-2698
                          Telephone:  (415) 984-6400

                          Kemp, Smith, Duncan & Hammond
                          2000 State National Bank Plaza
                          El Paso, Texas  79901
                          Attention:  Darrell R. Windham
                          Facsimile:  (915) 546-5360
                          Telephone:  (915) 533-4424


     If to Mobil:         Mobil Long Haul Inc.
                          3225 Gallows Road
                          Fairfax, Virginia 22037
                          Attention:  James H. Breed and
                                         Mark A. Skolnik
                          Facsimile:  (703) 846-4672
                          Telephone:  (703) 846-5430
                                      (703) 846-7025

     With copy to:        Akin, Gump, Strauss, Hauer
                            & Feld, L.L.P.
                          1333 New Hampshire Ave., N.W.
                          Suite 400
                          Washington, D.C. 20036
                          Attention:  Russell W. Parks, Jr., P.C.
                          Facsimile:  (202) 887-4288
                          Telephone:  (202) 887-4092


     If to Holdings LP
       or Holdings GP:    c/o Chartwell Investments Inc.
                          717 Fifth Avenue
                          23rd Floor
                          New York, New York 10022
                          Attention:  Todd R. Berman, President
                          Facsimile:  (212) 521-5533
                          Telephone:  (212) 521-5500

     With copy to:        Akin, Gump, Strauss, Hauer
                            & Feld, L.L.P.
                          1333 New Hampshire Ave., N.W.
                          Suite 400
                          Washington, D.C. 20036
                          Attention:  Russell W. Parks, Jr., P.C.
                          Facsimile:  (202) 887-4288
                          Telephone:  (202) 887-4092

          10.9   Counterparts.  This Omnibus Agreement shall be executed in
                 ------------
multiple counterparts, and may be executed in any number of additional counterparts by any one or more of the parties bound hereby. A counterpart shall be deemed to an original and such counterparts shall together constitute the same agreement.

          10.10  No Third Party Beneficiaries.  Except as set forth in Section
                 ----------------------------
10.12.3 hereto, none of the provisions of this Omnibus Agreement shall be for the benefit of, or enforceable by, any person other than the parties hereto and their permitted successors and assigns.

          10.11  Entire Agreement.  This Omnibus Agreement (including the
                 ----------------
Exhibits and Schedules hereto, which are incorporated herein and made a part hereof and the arrangements referred to in Section 10.12.2 below), together with the Operative Agreements, sets forth the entire understanding and agreement between the parties as to the matters covered herein and supersedes and replaces any prior understanding, agreement or statement of intent, in each case, written or oral, including without limitation the letters of intention and other correspondence heretofore exchanged between the parties.

          10.12  Expenses.
                 --------

                 10.12.1 At Closing.  The parties agree that at the Closing,
                         ----------
all out-of-pocket costs and expenses of the New Partners and their affiliates incurred in connection with the negotiation, preparation, execution and delivery of this Agreement, the Operative Agreements, the Financing Arrangements and all other documentation and transactions contemplated hereby and thereby, the due diligence investigation, and the closing of the transactions contemplated hereby and thereby (collectively, the "Expenses") shall, except as otherwise provided
                                --------
in the Interest Purchase Agreement, be borne and paid by the Company.

                 10.12.2 Failure to Close.  In the event that the
                         ----------------
transactions contemplated herein are not consummated, subject to separate arrangements heretofore entered into between Chartwell and Mobil, and subject to any party's right to indemnification pursuant to Section 9 hereof, each party shall bear its own expenses.

                 10.12.3 The Company.  The Company shall be a party to this
                         -----------
Agreement solely for purposes of Section 6.4, Section 7.2.2, Section 9 and
Section 10.5.2 hereof.

                      [THE NEXT PAGE IS A SIGNATURE PAGE]

     IN WITNESS WHEREOF, the parties hereto have duly executed this Omnibus Agreement as of the date first above written.


                                    /s/ James A. Cardwell
                                    --------------------------------------------
                                    James A. Cardwell, Sr.


                                    /s/ James A. Cardwell, Jr.
                                    --------------------------------------------
                                    James A. Cardwell, Jr.



                                    JAJCO II, INC.



                                    By: /s/ J.A. Cardwell, Jr.
                                       -----------------------------------------
                                    Name:   J.A. Cardwell, Jr.
                                         ---------------------------------------
                                    Title:  President
                                          --------------------------------------



                                    PETRO, INC.



                                    By: /s/ J.A. Cardwell
                                       -----------------------------------------
                                    Name:   J.A. Cardwell, Sr.
                                         ---------------------------------------
                                    Title:  President
                                          --------------------------------------


                                    MOBIL LONG HAUL INC.



                                    By: /s/ Mark A. Skolnik
                                       -----------------------------------------
                                    Name:   Mark A. Skolnik
                                         ---------------------------------------
                                    Title:  President
                                          --------------------------------------

                                    PETRO HOLDINGS GP CORP.



                                    By:  /s/ Todd Berman
                                       -----------------------------------------
                                    Name:    Todd Berman
                                         ---------------------------------------
                                    Title:   Vice President
                                          --------------------------------------



                                    PETRO HOLDINGS LP CORP.



                                    By:  /s/ Todd Berman
                                       -----------------------------------------
                                    Name:    Todd Berman
                                         ---------------------------------------
                                    Title:   Vice President
                                          --------------------------------------


                                    PETRO STOPPING CENTERS, L.P.



                                    By:  /s/ J.A. Cardwell
                                       -----------------------------------------
                                    Name:    J.A. Cardwell
                                         ---------------------------------------
                                    Title:   CEO
                                          --------------------------------------

     The undersigned, Kirschner Investments, a Pennsylvania general partnership, hereby agrees to the terms and conditions of, and agrees to be a party to, the above Omnibus Agreement, dated as of October 18, 1996.



                                   KIRSCHNER INVESTMENTS


                                   By:  /s/ Michael S. Kirschner
                                      ------------------------------------------
                                      Michael S. Kirschner, a
                                      general partner


                                   By:  /s/ Frederick M. Kirschner
                                      ------------------------------------------
                                      Frederick M. Kirschner, a
                                      general partner